                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  MARCH 1996
                            PAYMENT APRIL 15, 1996
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                    CUSIP#              393534AB8
                                    Trust Account #     33-31958-0
                                    Distribution Date:  April 15, 1994

SECURITIZED NET INTEREST MARGIN
- -------------------------------                                     PER $1,000
CERTIFICATES                                                         ORIGINAL
- ------------                                                        ----------

1.  Amount Available                        1,902,270.37

Interest

2.  Aggregate Interest                        364,869.53             3.94880444

3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest

5.  Monthly Interest                          364,869.53

Principal

6.  Current month's principal
    distribution                            1,537,400.84            16.63853723

7.  Remaining outstanding principal
    balance                                54,238,833.65            587.0003642
    Pool Factor                                .58700036

8.  Present value of the projected
    remaining aggregate cashflows of
    the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date            85,446,717.99

9.  Aggregate principal balance of
    loans refinanced by Green Tree
    Financial Corp.                           280,308.69

11. Weighted average CPR                          10.50%

12. Weighted average CDR                           2.51%

13. Annualized net loss percentage                 0.93%

14. Delinquency       30-59 day                    0.85%
                      60-89 day                    0.42%
                      90+ day                      0.79%
                      Total 30+                    2.06%

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  MARCH, 1996
                            PAYMENT APRIL 15, 1996


                                                           Fee Assets
                                             ---------------------------------------

                                             Guarantee       Inside      Fee Asset
                                                Fees          Refi         Total
                                             ----------     --------   -------------


GTFC 1994-1                                  676,254.71     2,710.76      678,965.47
GTFC 1994-3
GTFC 1994-4
                                             ----------     --------   -------------
                                             676,254.71     2,710.76      678,965.47


Total amount of Guarantee Fees and Inside
  Refinance Payments                                                      678,965.47

Payment on Finance 1 Note                                                 678,965.47

Allocable to Interest (current)                                           134,078.58

Allocable to accrued but unpaid Interest                                         .00

Accrued and unpaid Trustee Fees                                                  .00

Allocable to Principal                                                    544,886.89

Finance 1 Note Principal Balance                                       19,951,201.89

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-B
                                  MARCH, 1996
                            PAYMENT APRIL 15, 1996

                                              Inside
                               Residual        Refi         Total
                             ------------  ------------  ------------

GTFC 1994-1                           .00           .00           .00
GTFC 1994-2                    495,825.70      6,124.10    501,949.80
GTFC 1994-3                    259,460.43      3,085.32    262,545.75
GTFC 1994-4                    449,866.50      8,942.85    458,809.35
                             ------------  ------------  ------------

                             1,205,152.63     18,152.27  1,223,304.90

Total Residual and Inside
 Refinance Payments                                      1,223,304.90